                             [BANK ONE LETTERHEAD]


                                                                  Exhibit 10.ggg



                       Amendment of Lease No. 1000065410



Be it understood and agreed by and between COMPUROUTE, INC. (Lessee) and Banc One Leasing Corporation (Lessor), that:

1)   Lease shall herein be referred to as Lease No. 1000065638.

2)   Monthly lease payments shall now be $4,604.66.

3) The Interest Per Annum shall now be (7.24%) Seven and twenty-four hundredths percent.


All other terms, provisions, and conditions thereof shall remain the same.



Lessee:

COMPUROUTE, INC.

By: /s/ [illegible]
    ------------------

Title: PRESIDENT
       ---------------


Lessor:

BANC ONE LEASING CORPORATION

Approved and Accepted this 17th day of June, 1998.

By: /s/ [illegible]
    --------------------

Title: MGR., FUNDING
       -----------------

LEASE SCHEDULE NO. 1000065410
                                                                 FINANCING LEASE
Master Lease Agreement dated NOVEMBER 17, 1997
Lessor: Banc One Leasing Corporation

Lessee: COMPUROUTE, INC.

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. FINANCING. Lessor finances for Lessee, and Lessee finances with Lessor, all of the property ("Equipment") described below or in Schedule A-1 attached hereto (and Lessee represents that all Equipment is new unless specifically identified as used):

3.   AMOUNT FINANCED.  $231,119.93
                       $    100.00
                       $231,219.93

4. FINANCING TERM. The Lease Term of this Schedule shall be SIXTY (60) months. The Lease Term begins on the earlier of the Acceptance Date or the Commencement Date and continues for the number of months after the Commencement Date as stated above. The Acceptance Date is the date that Lessor accepts this Schedule as stated below Lessor's signature. The Commencement Date is the 15TH day of the month in which the Acceptance Date occurs.

5. INSTALLMENT PAYMENTS. As financing for the Equipment, Lessee shall pay to Lessor all amounts stated below on the due dates stated below. There shall be added to each installment payment all applicable Taxes as in effect from time to time.

     MONTHLY INSTALLMENT PAYMENT (excluding Taxes): $4,587.16

     FREQUENCY & TIMING OF INSTALLMENT PAYMENTS: MONTHLY IN ARREARS

     NUMBER OF INSTALLMENT PAYMENTS: SIXTY (60)

     INSTALLMENT PAYMENT DUE DATES: The first installment payment shall be paid thirty (30) days from the Commencement Date and all subsequent installment payments shall be paid on the same day of each month thereafter.

     SET-UP/FILING FEE: $0.00 which shall be paid on the Commencement Date.

     SECURITY DEPOSIT: $0.00 which shall be paid on the Commencement Date.

     At the end of the lease term, Lessee shall make a final payment of $1.00.

     Principal Amount: $231,219.93  Interest Rate Per Annum: 7.08%

     Lessee promises to pay said principal, with interest at said rate, in the amount and at the times stated in this schedule. Interest is calculated on the basis of 30-day months and 360-day year.

6. SECURITY INTEREST. This Schedule is intended to be a secured debt financing transaction, NOT a true lease. See Paragraph 7 below regarding Lessee's ownership of the Equipment. As collateral security for payment and performance of all Secured Obligations (defined in Paragraph 8 below) and to induce Lessor to extend credit from time to time to Lessee (under the Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, any sums specified in this Schedule as a "Security Deposit", and in all Proceeds

(defined in Paragraph 8 below). At its option, Lessor may apply all or any part of any Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

7.   TITLE TO EQUIPMENT; FIRST PRIORITY LIEN.    Lessee represents, warrants and
agrees: that Lessee currently is the lawful owner of the Equipment; that good and marketable title to the Equipment shall remain with Lessee at all times; that Lessee has granted to Lessor a first priority security interest in the Equipment and all Proceeds; and that the Equipment and all Proceeds are, and at all times shall be, free and clear of any Liens other than Lessor's security interest therein. Lessee at its sole expense will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever.

8.   CERTAIN DEFINITIONS.    "Secured Obligations" means (a) all payments and
other obligations of Lessee under or in connection with this Schedule, and (b) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (c) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANC ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

9.   AMENDMENTS TO MASTER LEASE.    FOR PURPOSES OF THIS SCHEDULE ONLY, Lessee
and Lessor agree to amend the Master Lease as follows: (a) public liability or property insurance as described in the second sentence of Section 8 will not be required; (b) the definition of "Stipulated Loss Value" in clause (b) of Section 9 is deleted and replaced by Paragraph 10 below; (c) the text of Section 10 is deleted in its entirety; (d) Subsections 23(a) and 23(c) are deleted; (e) subsection 23(b) and the last sentence of section 4 will apply only if an event of default occurs; and (f) all references in the Lease as it relates to this Schedule to "Lessee" and "Lessor" shall be changed to "Borrower" and "Lender" respectively.

10.  STIPULATED LOSS VALUE.    FOR PURPOSES OF THIS SCHEDULE ONLY, the
"Stipulated Loss Value" of any item of Equipment during its Lease Term equals the aggregate of the following as of the date specified by Lessor: (a) all accrued and unpaid interest, late charges and other amounts due under this Schedule and the Master Lease to the extent it relates to this Schedule as of such specified date, plus (b) the remaining principal balance due and payable by Lessee under this Schedule as of such specified date, plus (c) interest on the amount described in the foregoing clauses (a) and (b) at the Overdue Rate commencing with the specified date; provided, that the foregoing calculation shall not exceed the maximum amount which may be collected by Lessor from Lessee under applicable law in connection with enforcement of Lessor's rights under this Schedule and the Master Lease to the extent it relates to this Schedule.

11.  LESSEE TO PAY ALL TAXES.    FOR PURPOSES OF THIS SCHEDULE AND ITS
EQUIPMENT ONLY: Lessee shall pay any and all Taxes relating to this Schedule and its Equipment directly to the applicable taxing authority; Lessee shall prepare and file all reports or returns concerning any such Taxes as may be required by applicable law or regulation (provided, that Lessor shall not be identified as the owner of the Equipment in such reports or returns); and Lessee shall, upon Lessor's request, send Lessor evidence of payment of such Taxes and copies of any such reports or returns.

12.  LESSEE'S ASSURANCES.    Lessee irrevocably and unconditionally: (a)
reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

13.  REPRESENTATIONS AND WARRANTIES:    Lessee represents and warrants that:
(a) Lessee is a corporation, partnership or proprietorship duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing under the laws of each other state in which the Equipment is or will be located; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate/partnership/ proprietorship action; and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

14. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request; and (f) Lessee has satisfied all other reasonable conditions established by Lessor.

15. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

16. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE, LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

BANC ONE LEASING CORPORATION           COMPUROUTE, INC.
(Lessor)                               (Lessee)


By: Illegible Signature                By: /s/ Alexander D. Wasserzug
-----------------------------          ------------------------------------
Title: Mgr. Funding                    Title: President
-----------------------------          ------------------------------------
Acceptance Date: 6/17/98               Witness: Illegible Signature
-----------------------------          ------------------------------------

                        CORPORATE LEASE ACKNOWLEDGEMENT


State of Texas       :
County of Dallas     :  SS
                     :

The above mentioned foregoing instrument, was acknowledged before me this 4/24, 1998 by (Officers' Name) Alexander D. Wasserzug, (Officer's Title) President, of Compuroute, Inc., a Delaware corporation, on behalf of the corporation.


[Notary Seal]                            Linda J. Adams
                                                  Notary Public

                                         Commission Expires 6-23-98

                          BANC ONE LEASING CORPORATION

                    SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY                      DESCRIPTION                           PAGE 1
===============================================================================

EQUIPMENT LOCATION:  10365 SANDEN DRIVE
                     DALLAS, TEXAS 75238
                     COUNTY: DALLAS

EQUIPMENT COST:      $231,119.93

EQUIPMENT DESCRIPTION:

AS DESCRIBED ON TECHNOLOGIES CORPORATION INVOICE NO. 1601

ONE (1) MODEL TT30 HOT AIR LEVELER
ONE (1) MODEL 3500 PRECLEANING SYSTEM
ONE (1) MODEL 2500 POSTCLEANING SYSTEM
ONE (1) MODEL 1550 FREE STANDING FLEXER/HOLDER SYSTEM
ONE (1) MODEL 750 COOL DOWN

AS DESCRIBED ON INTELLIGENT INTERIORS PO# 546
ONE (1) (30) 6X6 Q SYSTEM WORKSTATIONS







TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000065410 and constitutes a true and accurate description of the equipment.

Lessee:

COMPUROUTE, INC.

By: /s/ Alexander D. Wasserzug
------------------------------------
Date: 27 April 1998
------------------------------------

                          PREPAYMENT SCHEDULE ADDENDUM
                 (For Prepayment of a Financing Lease Schedule)

                                 Dated 6/17/98

Lease Schedule No.  1000065410    Dated   6/17/98
                  ---------------       --------------

Lessee: COMPUROUTE, INC.

     Reference is made to the above Lease Schedule as previously amended ("Schedule") and to the Master Lease Agreement as previously amended ("Master Lease") identified in the Schedule, which are by and between Banc One Leasing Corporation ("Lessor") and the above lessee ("Lessee"). As used herein: "Lease" shall mean the Schedule and the Master Lease, but only to the extent that the Master Lease relates to the Schedule; and "Equipment" shall mean the equipment covered by the Schedule. This Schedule Addendum amends and supplements the terms and conditions of the Lease. Unless otherwise defined herein, capitalized terms defined in the Lease shall have the same meaning when used herein. SOLELY FOR PURPOSES OF THE SCHEDULE, LESSOR AND LESSEE AGREE AS FOLLOWS:

     1. Notwithstanding anything to the contrary in the Lease, Lessee and Lessor agree that so long as Lessee gives Lessor at least 20 days prior written notice (the "Notice Period"), Lessee may elect to prepay the outstanding principal balance of the Schedule, in whole or in part, on the rent payment date (a "Prepayment Date") following the Notice Period by paying to Lessor (whether made voluntarily or involuntarily as a result of an acceleration of the Maturity Date or otherwise), the total of the following: (a) all accrued rent or installment payments, interest, Taxes, late charges and other amounts then due and payable under the Schedule and the Master Lease to the extent it relates to the Schedule; plus (b) the principal amount selected by Lessee for prepayment in the notice of prepayment (hereinafter, the "Prepaid Principal"); plus (c) a prepayment premium, if any, equal to the product of (i) a Average Lost Monthly Interest Income and (ii) the number of months from the Prepayment Date to the Maturity Date (with any fraction of a month counted as a month), discounted to present value at the Discount Rate. At the option of Lessor, in its absolute and sole discretion, any prepayment shall be applied to installments coming due hereunder in the inverse order of their due dates.

     2. Solely for purposes of this Addendum, the following definitions in this paragraph 2 shall apply to this Addendum. "Maturity Date" means the scheduled expiration of the Lease Term of the Schedule as set forth in the Schedule. "Average Lost Monthly Interest Income" means the amount determined by dividing
(i) the product of the Average Principal and the Lost Rate, by (ii) twelve (12). "Average Principal" is the amount equal to either (i) one-half of the sum of (A) the amount of Prepaid Principal and (B) the amount of principal that is scheduled to be due on the Maturity Date ("Balloon Amount"), or (ii) the amount of

Prepaid Principal, if such amount is less than the Balloon Amount. "Lost Rate" is the rate per annum equal to the percentage, if any, by which (i) the yield to maturity of United States Treasury debt obligations having a maturity date nearest to the Maturity Date ("Treasury Obligations") determined on the date hereof exceeds (ii) the yield to maturity of Treasury Obligations determined on the date of prepayment. "Discount Rate" is the rate per annum equal to the yield to maturity of Treasury Obligations determined on the date of prepayment. The maturity date and yield to maturity of the Treasury Obligations shall be determined by Lessor, in its absolute and sole discretion, on the basis of quotations published in The Wall Street Journal, or other comparable sources. Treasury Obligations shall exclude any stripped U.S. Treasury obligations and any U.S. Treasury obligations which have multiple maturity or call dates, and if more than one issue of U.S. Treasury obligations has the applicable maturity month, then the U.S. Treasury obligation with the highest yield to maturity shall be used.

     3. Except as expressly amended or supplemented by this Addendum and other instruments signed by Lessor, the Lease remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date referenced above.


COMPUROUTE, INC.                   Banc One Leasing Corporation
  (Lessee)                         (Lessor)


By: /s/ Alexander D. Wasserzug    By: Illegible Signature
    --------------------------        ------------------------

Title: PRESIDENT                  Title: MGR., FUNDING
       -----------------                 ---------------------

                               CORPORATE GUARANTY
                      (Limited to the "Guaranteed Lease")

Master Lease Agreement Date: NOVEMBER 17,1997
Lessee Name: COMPUROUTE INC.
Lease Schedule Number: 1000065638
Equipment Cost/Amount Financed: $231,219.93


1. For valuable consideration, the receipt of which is hereby acknowledged, the undersigned jointly and severally unconditionally guarantee to BANC ONE LEASING CORPORATION (hereinafter called "Lessor") the full and prompt performance by the lessee identified above (hereinafter called "Lessee") of all obligations which Lessee now has or may hereafter have to Lessor under the GUARANTEED LEASE (as defined below) and unconditionally guarantee the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee to Lessor under the GUARANTEED LEASE, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). "GUARANTEED LEASE" shall mean the Lease Schedule identified above (whether now existing or hereafter arising) together with the Master Lease Agreement identified above ("Master Lease") to the extent that it relates to the above-described Lease Schedule.

2. This is an absolute and unconditional guarantee of payment and not of collection. Lessor shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Lessee or any other party who may be liable for payment on any Obligation or to resort to, marshal, enforce or exhaust any of its remedies against any leased property or any property given or held as security for this Guaranty or any Obligation.

3. The undersigned hereby waive and grant to Lessor, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, leases, loans or financial accommodations to Lessee apart from the Obligations, to deal in any manner as it shall see fit with any Obligation of Lessee to Lessor and with any leased property or security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation, (ii) granting extensions or renewals of all or any part of any Obligation, (iii) releasing, surrendering, exchanging, dealing with, abstaining from taking, taking, abstaining from perfecting, perfecting, or accepting substitutes for any or all leased property or security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Lessee's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Lessor and Lessee shall be binding upon the undersigned.

4. Every right, power and discretion herein granted to Lessor shall be for the benefit of the successors or assigns of Lessor and of any transferee or assignee of any Obligation covered by this Guaranty, and in the event any such Obligation shall be transferred or assigned, every reference herein to Lessor shall be construed to mean, as to such Obligation, the transferee or assignee thereof. This Guaranty shall be binding upon each of the undersigned's executors, administrators, heirs, successors and assigns.

5. This Guaranty shall continue in force for so long as Lessee shall be obligated to Lessor pursuant to the Obligations described above. The undersigned expressly waive notice of the incurring by Lessee of any Obligation to Lessor. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

6. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Lessee or any other person primarily or contingently liable on any Obligation of Lessee, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any leased property or any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lessor or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

7. Lessor's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lessor upon the bankruptcy, insolvency or reorganization of the Lessee, the undersigned or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

8. The undersigned jointly and severally agree to pay to Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in the enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Lessor of any right, privilege, power or remedy conferred by this Guaranty.

9. The undersigned represent and warrant that they have relied exclusively on their own independent investigation of Lessee, the leased property and the collateral for their decision to guarantee Lessee's Obligations now existing or thereafter arising. The undersigned agree that they have sufficient knowledge of the Lessee, the leased property, and the collateral to make an informed decision about this Guaranty, and that Lessor has no duty or obligation to disclose any information in its possession or control about Lessee, the leased property, and the collateral to the undersigned. The undersigned warrant to Lessor that they have adequate means to obtain from the Lessee on a continuing basis information concerning the financial condition of the Lessee and they are not relying on Lessor to provide such information either now or in the future.

10. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Lessee under any of the Obligations, the undersigned agree to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operations of the undersigned (financial statements shall include balance sheet, income statement, changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of the undersigned; (b) quarterly financial statements setting forth the financial condition and results of operation of the undersigned within 60 days of the end of each of the first three fiscal quarters of the undersigned; and
(c) such other financial information as Lessor may from time to time request including, without limitation, financial reports filed by the undersigned with federal or state regulatory agencies.

11. No postponement or delay on the part of Lessor in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

12. This Guaranty remains fully enforceable irrespective of any claim, defense or counterclaim which the Lessee may or could assert on any of the Obligations including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, fraud, bankruptcy, accord and satisfaction, and usury, same of which the undersigned hereby waive along with any standing by the undersigned to asset any said claim, defense or counterclaim.

13. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Guaranty is not intended to replace or supersede any other guaranty which the undersigned have entered into or may enter into in the future. The undersigned may enter into additional guaranties in the future which may or may not refer to the Master Lease identified above and such guaranties are not intended to replace or supersede this Guaranty unless specifically provided in that additional guaranty. The interpretation, construction and validity of this guaranty shall be governed by the laws of the State of Ohio. With respect to any action brought by Lessor against Guarantor to enforce any term of this guaranty, Guarantor hereby irrevocably consents to the jurisdiction and venue of any state or federal court in Franklin County, Ohio, where Lessor has its principal place of business and where payments are to be made by Lessee and Guarantor.

ALL PARTIES TO THIS GUARANTY, INCLUDING GUARANTOR AND LESSOR, WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.

CERPROBE CORPORATION
(Guarantor/Undersigned)

By: Randal L. Buness
   -------------------
Title: VP & CFO                      Witness: /s/ Laura M. Back
      ----------------                        ----------------------------------
Date: 6/4/98
     -----------------

                            CORPORATE ACKNOWLEDGEMENT

State of Arizona:
        ---------:    ss.
County of Maricopa:
          ---------

The foregoing instrument,          Corporate Guaranty
                         --------------------------------------------,
was acknowledged before me this     June 5    ,1998 by (Officers'
                               ---------------   --
Name)       Randal L. Buness
     ----------------------------------------------------------------,
(Officer's Title)       V.P. & CFO
                 ----------------------------------------, of (Name of
Corporation)          Cerprobe Corporation
            ---------------------------------------------------------,
a Delaware corporation, on behalf of the corporation.
  --------


                                         /s/ Laura M. Back
                                         ----------------------------------
                                                   Notary Public
[Notary Seal]
--------------------------------------   Commission Expires July 14, 2001
                OFFICIAL SEAL                               -------------
                LAURA M. BACK
[SEAL]  Notary Public-State of Arizona
               MARICOPA COUNTY
        My Comm. Expires July 14, 2001
---------------------------------------